UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2004

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22633	33-0683629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report on Form 8-K is being effected to file a corrected version of that certain New Century Financial Corporation Deferred Compensation Plan, that was amended and restated July 1, 2004, that was filed as Exhibit 10.1 to the Form 10-Q filed by New Century Financial Corporation on August 9, 2004.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On July 1, 2004, New Century Financial Corporation (the “Company”) amended and restated the New Century Financial Corporation Deferred Compensation Plan (the “Plan”). The purpose of the Plan is to make additional retirement benefits and increased financial security, on a tax favored basis, available to certain key employees, in recognition of the services these employees have provided the Company. The Plan is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	Corrected version of New Century Financial Corporation Deferred Compensation Plan, Amended and Restated July 1, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

September 27, 2004	By:	/s/ Brad A. Morrice
Brad A. Morrice
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Corrected version of New Century Financial Corporation Deferred Compensation Plan, Amended and Restated July 1, 2004.